UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): October 22, 2012

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville, NC 28078

(Address of principal executive offices)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 22, 2012, Lime Energy Co. (“Lime Energy” or the “Company”) entered into a Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”) with a group of investors including Mr. Richard Kiphart, the Company’s Chairman and largest individual stockholder, and Mr. Christopher Capps, a member of its Board of Directors (collectively with the other investors, the “Holders”).  Pursuant to the terms of the Purchase Agreement, the Holders will lend the Company $6,050,000 under a Subordinated Secured Convertible Pay-In-Kind Note (the “Note”).  The Note has a term of five years, will accrue interest at the rate of 12-1/2% per year, payable semi-annually at the Company’s election in cash or additional Notes.

The Holders are entitled to convert the Notes at any time, at their election, into shares of the Company’s common stock at a conversion price equal to $0.7325 per share (the “Conversion Price’).  The Company can require conversion of the notes if the weighted average price for the its common stock (i) during the period commencing on the issuance date and terminating on the first anniversary of the issuance date, is at least two hundred percent (200%) of the Conversion Price for at least 20 trading days during a 30 trading day period ending within 5 trading days prior to the Company sending a notice of forced conversion to the holders of the Notes, or (ii) during the period commencing on the day following the first anniversary of the issuance date and terminating on the maturity date, is at least one hundred seventy-five percent (175%) of the Conversion Price for at least 20 trading days during a 30-trading day period ending within 5 trading days prior to the Company sending a forced conversion notice to the holders of the Notes.  The number of shares the Company shall be obligated to issue will be limited such at it would not violate any requirements of any exchange upon which it might be listed at the time of the conversion.

The Holders can require that the Company redeem all or any portion of the Notes upon the occurrence of a Trigger Event.  Trigger Events include (i) failure to have sufficient authorized shares at any time following the 60th day after issuance, (ii) failure to pay any amount of principal, interest or other amounts when and as due under the notes, (iii) if it voluntarily or involuntarily seeks protection under bankruptcy laws, or iv) if it breaches any representation, warranty or covenant or other term or condition of any transaction document.

The Company is required to redeem the Notes upon a Change of Control at the Change of Control Premium.  The Change of Control Premium is defined as (i) 130% from the Issuance Date through the second anniversary of the Issuance Date, (ii) 120% after the second anniversary of the Issuance Date through the fourth anniversary of the Issuance Date and (iii) 100% thereafter.

Under the terms of the Note, the Company covenants not to ( i) redeem debt that is subordinated to the Notes, or (ii) redeem, repurchase or declare or pay a cash dividend or distribution on its capital stock.  The Notes are subordinated to (i) all commercial loans or other credit facilities that are or will be secured by all or substantially all of the assets of the Company and that have been approved by the Company’s Board of Directors as senior in rank to the Notes and (ii) any and all obligations to the issuers of surety bonds and performance bonds for which the Company or any of its subsidiaries is the principal obligor.

In connection with the entry into the Purchase Agreement, the Company issued the Holders warrants to purchase 4,129,694 shares of its common stock at $0.67 per share (the “Warrants”).  These warrants expire on the 5th anniversary of their issuance and contain a cashless-exercise option.

The Purchase Agreement requires that the Company seek stockholder approval and file an amendment to the Company Certificate of Incorporation with the Delaware Secretary of State to increase the Company’s authorized number of shares of Common Stock by February 28, 2013 to, at a minimum, a number that will allow the Company to issue all shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants.  In addition, in accordance with NASDAQ rules,  the aggregate number of shares issuable upon conversion of the Notes and exercise of the Warrants shall not exceed 20% of the issued and outstanding shares prior to the transaction unless the stockholders of the Company have approved the transaction.

The Company intends to use the proceeds from the issuance of the Notes for general corporate purposes.

The description of the transaction contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Purchase Agreement, the Note, the Security Agreement, the Collateral Agency Agreement and the Warrant, copies of which are attached as exhibits 10.1, 10.2, 10.3, 10.4 and 4.1, respectively, and are incorporated herein by reference.

The Company, pursuant to Rule 135c, issued a press release announcing the transaction, a copy of which is attached as exhibit 99.1.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is incorporated by reference herein.

Item 3.02                                           Unregistered Sales of Equity Securities.

As described in more detail in Item 1.01 above, on October 22, 2012, the Company entered into a Convertible Note and Warrant Purchase Agreement with a group of investors including Mr. Richard Kiphart, the Company’s Chairman and largest individual stockholder, and Mr. Christopher Capps, a member of the Company’s Board of Directors.  Pursuant to the Purchase Agreement the Notes and any interest the Company elects to pay in additional Notes are convertible into common stock of the Company for $0.7325 per share at any time at the Holder’s election.  In addition, as part of the transaction, the Company issued the Holders five-year warrants to purchase 4,129,694 shares of its common stock at $0.67 per share.

All of the Holders are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  The offer and sale of the securities described above were made in reliance upon an exemption from the registration requirements pursuant to Section 4(2) under the Act, and Regulation D promulgated thereunder.  There was no general solicitation or advertising with respect to this sale of equity securities, and the Holders provided written representations of an intent to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the securities. Appropriate legends will be affixed by the Company to each of the share and warrant certificates that have been or will be issued.

Additional information regarding the transaction is incorporated herein by reference to “Item 1.01.  Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Cautionary Statement

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “ will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including, without limitation,  how promptly we are able to complete our accounting review of our financial statements for the years ended December 31, 2010 and 2011, and the results of that review , as well as other risk factors discussed in our Annual Report on Form 10-K, filed on March 16, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01                                             Financial Statements and Exhibits.

(d)         Exhibits

4.1                                 Form of Warrant to Purchase Common Stock dated October 22, 2012

10.1                           Convertible Note and Warrant Purchase Agreement dated October 22, 2012

10.2                           Form of Subordinated Secured Convertible Pay-In-Kind Note dated October 22, 2012

10.3         Security Agreement dated October 22, 2012

10.4         Collateral Agency Agreement dated October 22, 2012

99.1         Press release of Lime Energy Co. dated October 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: October 23, 2012	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock dated October 22, 2012
10.1	Convertible Note and Warrant Purchase Agreement dated October 22, 2012
10.2	Form of Subordinated Secured Convertible Pay-In-Kind Note dated October 22, 2012
10.3	Security Agreement dated October 22, 2012
10.4	Collateral Agency Agreement dated October 22, 2012
99.1	Press release of Lime Energy Co. dated October 23, 2012